UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2009

MMR INFORMATION SYSTEMS, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

468 NORTH CAMDEN DRIVE, 2nd FLOOR BEVERLY HILLS, CA		90210
(Address of Principal Executive Offices)		(Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On September 22, 2009, MMR Information Systems, Inc., a Delaware corporation (the "Company"), announced via press release that it had entered into a Licensing and Sales Commission Agreement ("Licensing Agreement") with E-Mail Frequency, LLC (the "Licensor") and David T. Loftus (the "Consultant") on September 16, 2009.

Pursuant to the Licensing Agreement, the Company has agreed to exclusively license from the Licensor the usage of the Licensor's direct marketing database of street addresses, cellular phone numbers, e-mail addresses and other comprehensive data (the "Database"). In addition, the Company will engage the services of the Consultant to assist in its use of the Database. Under the terms of the Licensing Agreement, the Company will pay a $250,000 one-time consulting fee to the Consultant, once services are rendered by the Consultant, in the form of 2,777,778 shares of restricted common stock at a price per share value of $0.09, which was the closing price of the Company's common stock on September 15, 2009 (the "Consulting Fee"). In addition to the Consulting Fee, the Company will pay the Licensor a percentage of actual revenue received by the Company from successful sales made pursuant to use of the Database. The Licensing Agreement has a five-year term, but may be terminated by the Company after the Licensing Agreement has been in effect for one year after the effective date of the Licensing Agreement. Upon such termination, the Company will be obligated to pay the Licensor its fees owed under the Licensing Agreement for the remainder of the term in addition to eight times the total fees paid to the Licensor over the last three months of use of the Licensing Agreement.

The foregoing description of the Licensing Agreement does not purport to be complete and is qualified in its entirety by reference to the Licensing Agreement, a copy of which will be filed as an exhibit to the Company's next quarterly report on Form 10-Q for the period ended September 30, 2009. A press release by the Company regarding the Licensing Agreement was announced on September 22, 2009, and is attached hereto as Exhibit 99.1.

Item 3.02    Unregistered Sales of Equity Securities.

Pursuant to Item 3.02 of Form 8-K, the Company is required to file a Form 8-K to report particular information related to unregistered sales of its common stock, if the aggregate number of such common stock sold since the filing of our last Quarterly Report on Form 10-Q is equal to or greater than 5% of the outstanding stock of the Company.

On September 16, 2009, the aggregate number of shares of common stock sold in unregistered transactions by the Company exceeded the aforementioned 5% threshold. The following is a description of all sales of unregistered shares of common stock by the Company since August 27, 2009, which was the filing date of the Company's last Quarterly Report on Form 10-Q, the aggregate number of which exceeds the 5% threshold:

September 18, 2009

On September 18, 2009, the Company issued to Hal J. Meyer, a grant of 100,000 Shares at a price per share value of $0.09, in consideration for services rendered to the Company.

September 16, 2009

On September 16, 2009, the Company also entered into a Note and Warrant Subscription Agreement (the "Note Agreement") with Mr. Loftus ("Purchaser"). Pursuant to the terms of the Note Agreement, the Purchaser purchased a convertible note in the amount of $200,000 (the "Note"). The Note carries an annual interest rate of 12%. The Note is convertible at the option of the Purchaser into a number of shares of the Company's common stock, par value $0.001 per share (the "Shares"), equal to the product of eighty percent (80%) multiplied by the arithmetic average of the dollar volume-weighted average price ("VWAP") of the Shares for the ten (10) consecutive trading days ending on the day that is three (3) trading days prior to the applicable conversion date.

In addition to the Note, the Purchaser received a warrant to purchase initially up to 1,200,000 Shares at a per share price equal to the lesser of (i) the product of fifty percent (50%) multiplied by the arithmetic average of the VWAP of the Shares for the ten (10) consecutive trading days ending on the day that is three (3) trading days prior to the applicable exercise date, or (ii) $0.15, whichever is less (the "Warrants"). The Warrant expires on September 15, 2012.

As referenced above in Item 1.01 to this Current Report, also on September 16, 2009, the Company paid the Consulting Fee, in consideration of the Consultant's services in assisting the Company with its use of the Database. The Consulting Fee was equal to $250,000 in the form of 2,777,778 shares of restricted common stock at a price per share value of $0.09, which was the closing price of the Company's common stock on September 15, 2009.

September 15, 2009

On September 15, 2009, in connection with the preparation of the Investment Agreement and the Registration Rights Agreement referenced in the Current Report on Form 8-K filed on September 15, 2009 with Dutchess Equity Fund, L.P. ("Dutchess"), the Company paid Dutchess a document preparation fee in the amount of $5,000, and issued Dutchess 230,800 shares of common stock, which equaled $30,000 worth of common stock based on a $0.13 price per share value, which was the closing sales price of the Company's common stock on August 13, 2009, the execution date of the non-binding term sheet with Dutchess.

September 4, 2009

On September 4, 2009, the Company issued to Michael Psomas a grant of 770,000 Shares at a price per share value of $0.09, in consideration of services rendered to the Company.

September 2, 2009

On September 2, 2009, the Company made the following equity issuances to the persons and for the reasons stated below. Unless otherwise stated, the prices of the Shares described below were equal to $0.10 per share, the closing price of the Shares as of the date of grant.

  To Leon P. Thomas, a grant of 100,000 Shares, in consideration of services rendered to the Company;
  To Todd Brockman, a grant of 80,000 Shares, at a price per share value of $0.125 per share, in consideration of services rendered to the Company; and
  To Global Business Centers, a grant of 95,239 Shares in consideration of a reduction in rent for the Company's offices for the three month period ended November 30, 2009.

August 31, 2009

On August 31, 2009, the Company issued to Mr. Psomas a grant of 500,000 Shares at a price per share value of $0.11, in consideration of services rendered to the Company.

All securities referenced above were issued in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and the rules promulgated thereunder, and the certificates representing the securities shall bear legends to that effect.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued on September 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 22, 2009

MMR INFORMATION SYSTEMS, INC. By: /s/ ROBERT H. LORSCH Name: Robert H. Lorsch Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release issued on September 22, 2009. Also provided in PDF format as a courtesy.